股权转让协议

转让方：西安保赛生物填料工程技术有限公司（以下简称甲方）

转让方：王智东（身份证号码：610112680328261）（以下简称乙方）

转让方：张锁成（身份证号码：610103641103285）（以下简称丙方）

转让方：郭立正（身份证号码：410825196812281536）（以下简称丁方）

受让方：陕西新世纪科技发展有限公司（以下简称戊方）

依据《中华人民共和国合同法》的有关规定，甲、乙、丙、丁、戊五方就甲、乙、丙、丁四方所持有的西安交大保赛生物技术股份有限公司的股权转让给戊方之事宜，经协商一致，签订本协议。

一、甲方自愿将其所持有的西安交大保赛生物技术股份有限公司46.67%的股份共计 2800 万股全部转让给戊方，戊方同意受让该部分股权。

乙方自愿将其所持有的西安交大保赛生物技术股份有限公司24.58%的股份共计 1475 万股全部转让给戊方，戊方同意受让该部分股权。

丙方自愿将其所持有的西安交大保赛生物技术股份有限公司13.25%的股份共计 795 万股全部转让给戊方，戊方同意受让该部分股权。

丁方自愿将其所持有的西安交大保赛生物技术股份有限公司

12.27%的股份共计736万股全部转让给戊方，戊方同意受让该部分股权。

二、甲、乙、丙、丁、戊五方商定，本次股权转让的西安交大保赛生物技术股份公司的每股转让价格按照美国会计准则审计后的西安交大保赛生物技术股份有限公司截至2007年12月31日止的每股净资产值进行转让。

三、甲、乙、丙、丁、戊五方商定，本次各方股权转让款的总金额，以境外会计师事务所出具的西安交大保赛生物技术股份有限公司2007年度审计报告为基础，最终确定成交总金额并签署补充协议。

四、甲、乙、丙、丁、戊五方商定，本协议的有效时间为2008年1月1日至2008年4月30日。超过有效时间后，本协议将自动终止，甲、乙、丙、丁、戊各方均不再承担任何责任和义务。

五、在本协议的有效期内，戊方可暂时行使和享有甲、乙、丙、丁四方所转让股权的所有股东权利和承担相应的义务。

六、违反本协议约定，任何一方违约应当按《中华人民共和国合同法》的有关规定承担违约责任。

七、在本协议的履行过程中发生争议，甲、乙、丙、丁、戊各方应当协商解决，并签订补充协议予以明确。

八、本协议一式伍份，甲、乙、丙、丁、戊五方各执壹份。本协议经甲、乙、丙、丁、戊五方签字盖章后生效。

甲方：西安保赛生物填料工程技术有限公司（盖章）

法定代表人：（签字）

乙方：（签字盖章）

丙方：（签字盖章）

丁方：（签字盖章）

戊方：陕西新世纪科技发展有限公司（盖章）

法定代表人：（签字）

签约时间：2008 年 1 月 1 日

签约地点：陕西省西安市